UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	06-1377322
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (516) 683-4100

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definition of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-Accelerated filer	☐	Smaller Reporting Company	☐

		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PU NYCB PR A	New York Stock Exchange New York Stock Exchange

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of shareholders (the “Meeting”) of New York Community Bancorp, Inc. (the “Company”) was held on Tuesday, June 4, 2019, at the Sheraton LaGuardia East Hotel, 135-20 39th Ave in Flushing, New York, pursuant to notice duly given.

(b)	At the close of business on April 9, 2019, the record date for the determination of shareholders entitled to vote at the Meeting, there were 467,236,136 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

(c)	At the Meeting, the holders of 427,865,912 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

(d)	The matters considered and voted on by the Company’s shareholders at the Meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions

Michael J. Levine	291,864,125	23,478,924	3,343,539
Ronald A. Rosenfeld	305,243,452	11,460,430	1,982,706
Lawrence J. Savarese	306,588,495	10,198,970	1,899,123
John M. Tsimbinos	299,833,274	16,788,770	2,064,544

There were 109,179,324 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was ratified by the following vote:

Shares Voted For	Shares Votes Against	Abstentions
415,462,272	10,501,852	1,901,788

There were no broker non-votes on this proposal.

3.	The results of the vote to approve, on a non-binding advisory basis, the compensation of New York Community Bancorp, Inc.’s Named Executive Officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
294,205,945	19,930,054	4,550,589

There were 109,179,324 broker non-votes on this proposal.

4.	The results of the vote to approve a shareholder proposal recommending the adoption of a policy on providing equity award compensation to senior executives were as follows:

Shares Voted For	Shares Voted Against	Abstentions
28,024,572	283,592,583	7,069,433

There were 109,179,324 broker non-votes on this proposal.

5.	The results of the vote to approve a shareholder proposal requesting Board action to eliminate the supermajority requirements in the Company’s Charter and By-Laws were as follows:

Shares Voted For	Shares Voted Against	Abstentions
232,892,859	80,103,888	5,689,841

There were 109,179,324 broker non-votes on this proposal.

6.	The results of the vote to approve a shareholder proposal recommending the adoption of director term limits, were as follows:

Shares Voted For	Shares Voted Against	Abstentions
33,375,612	280,256,340	5,054,636

There were 109,179,324 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2019	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
First Senior Vice President and Director,
Investor Relations and Strategic Planning